o BT INVESTMENT FUNDS o

                           INTERMEDIATE TAX FREE FUND

                                  ANNUAL REPORT
                                 ----------------
                                 SEPTEMBER o 1998

INTERMEDIATE TAX FREE FUND

Table of Contents
--------------------------------------------------------------------------------

         Letter to Shareholders                                  3

         Intermediate Tax Free Fund
            Statement of Assets and Liabilities                  5
            Statement of Operations                              5
            Statements of Changes in Net Assets                  6
            Financial Highlights                                 6
            Notes to Financial Statements                        7
            Report of Independent Accountants                    8
            Tax Information                                      8

         Intermediate Tax Free Portfolio
           Statement of Net Assets                               9
           Statement of Operations                              10
           Statements of Changes in Net Assets                  11
           Financial Highlights                                 11
           Notes to Financial Statements                        12
           Report of Independent Accountants                    13


                                ----------------
           The Fund is not insured by the FDIC and is not a deposit obligation of or guaranteed by Bankers Trust Company.
           The Fund is subject to investment risks, including possible loss of principal amount invested.
                                ----------------

INTERMEDIATE TAX FREE FUND
Letter to Shareholders
--------------------------------------------------------------------------------

We are pleased to present you with this annual report for the Intermediate Tax Free Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
Interest rates fell over the Fund's annual period, declining for several reasons.
o The U.S. government generated a $70 billion budget surplus, eliminating the deficit for the first time in almost 30 years.
o The crisis in Asian equity markets led to concerns about whether U.S. economic growth would slow, whether inflation would stay benign, and whether deflationary forces would be felt.
o Based on well-publicized financial troubles in key countries, such as Russia and Japan, global economies seemed more interwoven than ever--and more uncertain than ever.
o Anticipation was high that the Federal Reserve Board would have to ease its official monetary policy.

In fact, the Federal Reserve Board did lower the fed funds rate by 25 basis points on September 29th, bringing it to 5.25%.

Global economic turmoil created a flight to quality that benefited both U.S. Treasuries and municipal bonds.
o Government bonds enjoyed the biggest rally, benefiting from both foreign investors and domestic equity investors seeking relative stability. The yields on intermediate Treasuries fell by approximately 1.70% over the twelve months ended September 30, 1998.
o Municipal bonds rallied as well, though not quite to the same extent as Treasuries, since international investors have no need for the tax-exempt income these securities offer. Still, intermediate tax free bond yields fell by about .40% over the fiscal year.

Intermediate tax free bonds stayed true to their historical pattern of being less volatile than other fixed income sectors.
o While the lack of direct impact of the Asian crisis on municipal bonds meant their yields fell less than those of Treasuries, it also meant that credit quality spreads did not widen as they did within the corporate and mortgage-backed fixed income sectors during the fiscal year. In fact, credit spreads remained rather narrow within the municipal bond market.
o The heavy supply of municipal securities during this annual period also impacted their less dramatic yield decline. After setting a new record high in the calendar year 1997, municipal securities supply continued to soar into 1998, with year-to-date volume at $214 billion, up 37% over the same 9-month period in 1997.
  -- Low interest rates supported an ongoing rush to refinance outstanding loans, as municipalities sought to take advantage of the opportunity to lower their payments.
  -- Municipalities, benefiting from a healthy domestic economy and bulging tax revenue coffers, also created new issue volume, seeing the opportunity to finance new projects at lower costs.
o Municipal securities' demand, for the year as a whole, was rather lackluster. However, demand did pick up notably in the last quarter of the fiscal year, as U.S. equity markets grew increasingly volatile.

INVESTMENT REVIEW
The Fund outperformed its category average, primarily because we moved from a neutral to a somewhat longer duration position in the second half of the fiscal year, given our outlook for low interest rates. On September 30, the Fund's duration stood at 6.4 years and its average maturity at 8.25 years.

The slight underperformance to the Fund's benchmark can be attributed to our more conservative credit posture. Such a posture means the Fund does not benefit from narrow credit spreads, as seen in the municipal bond market during this period. For example, New York City's uninsured municipal credit spread narrowed significantly. However, the Fund did not own any New York City issues--the single largest component of the Index. Thus, the Fund did not participate in the outperformance of these issues upon such narrowing. Still, it is important to reiterate that the Fund's prospectus mandates higher credit quality standards than held by the benchmark, and we continue to believe that this is the more prudent strategy over the long term. The Fund's average credit quality, as of September 30, was AA2 as rated by Moody's.

Periods ended September 30, 1998                   Cumulative Total Returns              Average Annual Total Returns
-------------------------------------------------------------------------------------------------------------------------
                                              Past 1   Past 3   Past 5    Since       Past 1   Past 3   Past 5    Since
                                               year    years    years   inception      year    years    years   inception
-------------------------------------------------------------------------------------------------------------------------
BT Investment Intermediate Tax Free Fund*
  (inception 7/20/92)                          7.71%   20.45%   29.43%    42.78%      7.71%    6.40%    5.29%     5.92%
-------------------------------------------------------------------------------------------------------------------------
Lehman 7 Year Government Obligations Index**   8.01%   21.97%   33.76%    48.16%      8.01%    6.84%    5.99%     6.58%
-------------------------------------------------------------------------------------------------------------------------
Lipper Intermediate Municipal Debt Average***  7.04%   20.02%   29.73%    42.93%      7.04%    6.27%    5.34%     5.96%
-------------------------------------------------------------------------------------------------------------------------

-----------------
* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
** The index represents government obligation securities with maturities of 7 to 8 years. Indices are unmanaged, and investments cannot be made in an index.
*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc., as falling into the respective categories indicated. These figures do not reflect sales charges.

INTERMEDIATE TAX FREE FUND
Letter to Shareholders
--------------------------------------------------------------------------------

                    Diversification of Portfolio investments
                       By Sector as of September 30, 1998
                     (percentages are based on market value)

                 [PIE CHART APPEARS HERE -- PLOT POINTS BELOW]

        Education            8%             Turnpike/Highway Revenue   1%

        Transportation       7%             Power Revenue              1%

        University                          Dorm Authority             6%
        Revenue              5%
                                            General
        Water                1%             Obligations               23%

        Property &                          Airport Authority          1%
        Development          7%
                                            Miscellaneous              4%
        Hospital
        Revenue              3%             Environmental
                                            Control                   11%
        Building
        Revenue              3%

        Refunding Bonds     19%


The Fund benefited from two other strategies as well--our continued concentration on purchases in high tax states and our ongoing focus on non-callable bonds.
o The Fund remained overweighted in New York and California issues, which performed well primarily due to lack of supply there. In addition, having added Massachusetts and Vermont bonds to the Fund in the first half of the fiscal year, we also bought some Connecticut bonds in the second half, as this is another high tax specialty state.
o We went through the process in the first half of the fiscal year of selling bonds whose calls may get in the way of performance and purchased attractively priced non-callable bonds throughout the year, thereby improving the overall call structure of the portfolio. As a result, for the twelve months, the Fund benefited from its significant holdings in non-callable bonds, which tend to outperform in a declining interest rate environment.

The Fund ended the annual period with 9% of its assets in cash, as compared to approximately 13% at the end of September 1997.

MANAGER OUTLOOK
For the near term, we will likely maintain the Fund's slightly long to the Index duration, as we anticipate that the Federal Reserve Board will cut interest rates again. In fact, we believe the fixed income market is already discounting further moves by the Fed. We further believe that economic growth will remain slow but respectable within a 1%-2% GDP range and inflation low between 1.5%-2%.

With interest rates at historically low levels and a positive backdrop for the bond market anticipated to continue, we will likely allow the Fund's duration to drift to a more neutral duration position as we approach the new year. At the same time, we will look for opportunities to shorten if the municipal market rallies further.

We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek to produce a yield greater than a tax free money market fund with lower risk to principal than a longer term or lower credit quality tax free bond fund.

                                /s/ Gary Pollack
                            _________________________
                                  Gary Pollack
                            Portfolio Manager of the
                         Intermediate Tax Free Portfolio
                               September 30, 1998

Performance Comparison
--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in the Intermediate Tax Free Fund and the Lehman 7-Year G.O. Bond Index since July 31, 1992.


                     ---------------------------------------
                            Total Return for the Year
                            Ended September 30, 1998
                     One Year    Five Year    Since 7/20/92*
                       7.71%      5.29%**         5.92%**
                     *  The Fund's inception date.
                     ** Annualized.
                     ---------------------------------------

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                   [GRAPH APPEARS HERE -- PLOT POINTS BELOW]

                                  Intermediate               Lehman 7-Year
                            Tax Free Fund - $14,278   G.O. Bond Index - $14,816


                    Jul-92           $10,000                   $10,000
                    Sep-92             9,937                     9,972
                    Dec-92            10,088                    10,140
                    Mar-93            10,377                    10,463
                    Jun-93            10,656                    10,761
                    Sep-93            10,960                    11,076
                    Dec-93            11,089                    11,227
                    Mar-94            10,667                    10,741
                    Jun-94            10,726                    10,889
                    Sep-94            10,787                    10,973
                    Dec-94            10,667                    10,864
                    Mar-95            11,255                    11,452
                    Jun-95            11,533                    11,760
                    Sep-95            11,779                    12,147
                    Dec-95            12,130                    12,446
                    Mar-96            12,018                    12,419
                    Jun-96            12,084                    12,456
                    Sep-96            12,261                    12,691
                    Dec-96            12,535                    13,017
                    Mar-97            12,499                    12,997
                    Jun-97            12,855                    13,359
                    Sep-97            13,172                    13,715
                    Dec-97            13,555                    14,016
                    Mar-98            13,658                    14,176
                    Jun-98            13,831                    14,337
                    Sep-98            14,278                    14,816

            Past performance is not indicative of future performance.

INTERMEDIATE TAX FREE FUND
Statement of Assets and Liabilities  September 30, 1998
--------------------------------------------------------------------------------

Assets
  Investment in Intermediate Tax Free Portfolio, at Value             $23,911,552
  Receivable for Shares of Beneficial Interest Sold                       213,654
  Prepaid Expenses and Other                                                5,458
                                                                     -------------
Total Assets                                                           24,130,664
                                                                     -------------
Liabilities
  Due to Bankers Trust                                                      3,810
  Dividends Payable                                                        36,955
  Accrued Expenses and Other                                               17,913
                                                                     -------------
Total Liabilities                                                          58,678
                                                                     -------------
Net Assets                                                            $24,071,986
                                                                     =============
Composition of Net Assets
  Paid-in Capital                                                     $22,679,081
  Undistributed Net Realized Gain from Investment Transactions            144,296
  Net Unrealized Appreciation on Investments                            1,248,609
                                                                     -------------
Net Assets                                                            $24,071,986
                                                                     =============
Net Asset Value, Offering and Redemption Price Per Share
 (net assets divided by shares outstanding)                           $     11.02
                                                                     =============
Shares Outstanding ($0.001 par value per share, unlimited number
 of shares of beneficial interest authorized)                           2,184,335
                                                                     =============


Statement of Operations For the year ended September 30, 1998
--------------------------------------------------------------------------------

Investment Income
  Income Allocated from Intermediate Tax Free Portfolio, net          $   938,744
                                                                     -------------
Expenses
  Administration and Services Fees                                         86,961
  Printing and Shareholder Reports                                         13,592
  Professional Fees                                                        13,120
  Registration Fees                                                        11,320
  Trustees Fees                                                             3,053
  Miscellaneous                                                             5,861
                                                                     -------------
  Total Expenses                                                          133,907
  Less Expenses Absorbed by Bankers Trust                                 (46,946)
                                                                     -------------
    Net Expenses                                                           86,961
                                                                     -------------
Net Investment Income                                                     851,783
                                                                     -------------
Realized and Unrealized Gain on Investment
  Net Realized Gain from Investment Transactions                          144,761
  Net Change in Unrealized Appreciation/Depreciation on Investment        630,290
                                                                     -------------
Net Realized and Unrealized Gain on Investment                            775,051
                                                                     -------------
Net Increase in Net Assets from Operations                             $1,626,834
                                                                     =============

                   See Notes to Financial Statements on Page 7

INTERMEDIATE TAX FREE FUND
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            For the            For the
                                                                                          year ended          year ended
                                                                                      September 30, 1998  September 30, 1997
                                                                                      ------------------  ------------------
Increase (Decrease) in Net Assets from:
Operations
  Net Investment Income                                                                   $   851,783        $    906,480
  Net Realized Gain from Investment Transactions                                              144,761             692,946
  Net Change in Unrealized Appreciation/Depreciation on Investment                            630,290             (90,804)
                                                                                          ------------       -------------
Net Increase in Net Assets from Operations                                                  1,626,834           1,508,622
                                                                                          ------------       -------------
Distributions to Shareholders
  Net Investment Income                                                                      (851,783)           (906,480)
  Net Realized Gain from Investment Transactions                                              (25,237)                 --
                                                                                          ------------       -------------
Total Distributions toShareholders                                                           (877,020)           (906,480)
                                                                                          ------------       -------------
Capital Transactions in Shares of Beneficial Interest
  Proceeds from Sales of Shares                                                            10,929,947           7,441,482
  Dividend Reinvestments                                                                      452,871             633,740
  Cost of Shares Redeemed                                                                  (6,793,047)        (11,952,520)
                                                                                          ------------       -------------
Net Increase (Decrease) from Capital Transactions in Shares of Beneficial Interest          4,589,771          (3,877,298)
                                                                                          ------------       -------------
Total Increase (Decrease) in Net Assets                                                     5,339,585          (3,275,156)
                                                                                          ------------       -------------
Net Assets
Beginning of Year                                                                          18,732,401          22,007,557
                                                                                          ------------       -------------
End of Year                                                                               $24,071,986        $ 18,732,401
                                                                                          ============       =============


Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the Intermediate Tax Free Fund.

                                                           For the years ended                         For the years
                                                           ended September 30,     For the period       December 31,
                                                           -------------------   January 1, 1996 to   ---------------
                                                            1998        1997    September 30, 1996**   1995     1994
                                                           ------      -------  --------------------  ------   ------
Per Share Operating Performance:
Net Asset Value, Beginning of Period                       $10.65      $10.34          $10.56         $ 9.72   $10.54
                                                           ------      ------          ------         ------   ------
Income fromInvestment Operations
  Net Investment Income                                      0.42        0.44            0.33           0.47     0.42
  Net Realized and Unrealized Gain (Loss) on Investments     0.38        0.31           (0.22)          0.84    (0.82)
                                                           ------      ------          ------         ------   ------
Total Income (Loss) from Investment Operations               0.80        0.75            0.11           1.31    (0.40)
                                                           ------      ------          ------         ------   ------
Distributions to Shareholders
  Net Investment Income                                     (0.42)      (0.44)          (0.33)         (0.47)   (0.42)
  Net Realized Gains                                        (0.01)         --              --             --       --
                                                           ------      ------          ------         ------   ------
Total Distributions                                         (0.43)      (0.44)          (0.33)         (0.47)   (0.42)
                                                           ------      ------          ------         ------   ------
Net Asset Value, End of Period                             $11.02      $10.65          $10.34         $10.56   $ 9.72
                                                           ======      ======          ======         ======   ======
Total Investment Return                                      7.71%       7.43%           4.09%         13.71%   (3.81)%
Supplemental Data and Ratios:
  Net Assets, End of Period (000s omitted)                $24,072     $18,732         $22,008        $22,213  $25,303
  Ratios to Average Net Assets:
    Net Investment Income                                   3.91%       4.23%           4.25%*         4.58%    4.20%
    Expenses, Including Expenses of the
     Intermediate Tax Free Portfolio                        0.85%       0.85%           0.85%*         0.85%    0.85%
    Decrease Reflected in Above Expense
     Ratio Due to Absorption of Expenses by
     Bankers Trust                                          0.37%       0.30%           0.38%*         0.28%    0.36%

---------
*  Annualized
** The Board of Trustees approved the change of the fiscal year end from December 31 to September 30.

                   See Notes to Financial Statements on Page 7

INTERMEDIATE TAX FREE FUND
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies
A. Organization
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Intermediate Tax Free Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on July 20, 1992. The Fund invests substantially all of its assets in the Intermediate Tax Free Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 1998, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including the Statement of Net Assets, are contained elsewhere in this report.

B. Investment Valuation
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements which are included elsewhere in this report and should be read in conjunction with these financial statements.

C. Investment Income
The Fund's income, net of expenses, is earned daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Distributions
It is the Fund's policy to declare dividends daily and distribute monthly to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will be made annually to the extent they are not offset by any capital loss carryforwards.

E. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

F. Other
The Trust accounts separately for the assets, liabilities, and operations of the Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's funds are allocated among them. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .40% of the Fund's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .40% of the average daily net assets of the Fund, excluding expenses of the Portfolio and .85% of the average daily net assets of the Fund, including expenses of the Portfolio.

The Trust has entered into a distribution agreement with ICCDistributors, Inc. ("ICC") under which ICC will serve as distributor for shares sold on behalf of the Fund.

The Trust is a participant with other affiliated entities in a revolving credit facility ("the revolver") and a discretionary demand line of credit facility collectively (the "credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively. A quarterly commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a quarterly basis and is apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended September 30, 1998.

Note 3--Shares of Beneficial Interest
At September 30, 1998, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                For the                     For the
                              year ended                   year ended
                          September 30, 1998           September 30, 1997
                        -----------------------    -------------------------
                          Shares      Amount         Shares        Amount
                        ---------   -----------    ---------    ------------
Sold                    1,014,118   $10,929,947      714,509    $  7,441,482
Reinvested                 41,978       452,871       54,979         633,740
Redeemed                 (630,927)   (6,793,047)  (1,138,076)    (11,952,520)
                        ---------   -----------   ----------    ------------
Net Increase (Decrease)   425,169   $ 4,589,771     (368,588)   $ (3,877,298)
                        =========   ===========   ==========    ============

INTERMEDIATE TAX FREE FUND
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of BT Investment Funds and Shareholders of
Intermediate Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Intermediate Tax Free Fund (one of the funds comprising BTInvestment Funds, hereafter referred to as the "Fund") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
November 6, 1998


Tax Information (Unaudited) For the Year Ended September 30, 1998
--------------------------------------------------------------------------------

The Fund paid long term capital gains during the year ended 9/30/98 in the amount of $25,237. All long term capital gain distributions are taxed at the 20% capital gains rate.

In addition, the Fund's ordinary distributions are 100% tax exempt for federal income tax purposes.
                                       8

INTERMEDIATE TAX FREE PORTFOLIO
Statement of Net Assets September 30, 1998
--------------------------------------------------------------------------------

 Principal
   Amount             Description                                 Value
   ------             -----------                                 -----
            LONG-TERM MUNICIPAL BONDS - 90.39%
            Arizona - 1.99%
$  440,000  Arizona State Transportation Board
              Excise Tax, 5.60%, 7/01/03                        $  474,808
                                                                ----------

            California - 8.86%
   500,000  California State, 5.75%, 11/01/11                      574,395
   920,000  California State Department of Public Works,
            5.00%, 9/01/09                                       1,001,144
   500,000  San Diego County, California Regulatory
            Transportation Commission Sales Tax
            Revenue - Series A, 5.00%, 4/02/08                     542,110
                                                                ----------
                                                                 2,117,649
                                                                ----------

            Connecticut - 11.30%
  500,000   Connecticut State, Series A,
              6.25%, 5/15/06                                       576,650
1,000,000   Connecticut State Special Tax Obligations,
              5.50%, 10/01/10                                    1,119,070
  500,000   Connecticut State Special Tax Obligations,
              5.90%, 9/01/05                                       560,600
  415,000   University of Connecticut,
              5.00%, 6/01/09                                       445,693
                                                                ----------
                                                                 2,702,013
                                                                ----------

            Delaware - 2.36%
  520,000   Delaware Transportation Authority,
              6.10%, 7/01/02                                       560,763
                                                                ----------

            Florida - 2.47%
   50,000   Dade County, Florida Aviation Authority,
              5.40%, 10/01/07                                       55,045
  500,000   Florida State Board of Education,
              5.00%, 6/01/09                                       536,535
                                                                ----------
                                                                   591,580
                                                                ----------

            Illinois - 1.95%
  440,000   Chicago, Illinois, G.O. (FGICInsured),
              5.00%, 1/01/07                                       465,723
                                                                ----------

           Indiana - 3.66%
  300,000  Indiana University Revenue,
             6.60%, 8/01/01                                        322,287
  500,000  Purdue University of Indiana University
             Revenue, Series N, 5.50%, 7/01/12                     553,805
                                                                ----------
                                                                   876,092
                                                                ----------

           Maine - 4.35%
  445,000  Maine Municipal Bond, Series A,
             5.50%, 11/01/10                                       496,019
  500,000  Maine Municipal Bond, Series B,
             (MBIA Insured), 5.375%, 11/01/05                      545,100
                                                                ----------
                                                                 1,041,119
                                                                ----------

           Maryland - 1.35%
  300,000  Baltimore County, Maryland Refunding -
             Pension Funding, 5.50%, 8/01/09                       323,553
                                                                ----------

           Massachusetts - 3.40%
  775,000  Massachusetts State Consumer Loan,
             Series A, 5.00%, 6/01/14                              813,285
                                                                ----------

             Michigan - 3.15%
$ 500,000    Michigan State Building Authority,
               (AMBAC Insured), 6.00%, 10/01/02                 $  541,165
  200,000    Michigan State Housing Development
              Authority, 6.30%, 12/01/03                           212,946
                                                                ----------
                                                                   754,111
                                                                ----------

             Nebraska - 1.37%
  300,000    Nebraska Public Power District Revenue,
               5.70%, 1/01/05                                      327,219
                                                                ----------

             Nevada - 2.26%
  500,000    Clark County, Nevada Highway Improvement
               Revenue, (AMBAC Insured),
               5.70%, 7/01/03                                      540,355
                                                                ----------

             New Jersey - 1.01%
  225,000    New Jersey State Turnpike Authority, 6.00%,
               1/01/05                                             241,785
                                                                ----------

             New York - 24.74%
  700,000    New York City, New York, GO, Series E,
               6.00%, 8/01/07                                      795,207
  500,000    New York State Dormitory Authority Revenue
               Consolidated City University System,
               (FGIC Insured), 5.75%, 7/01/13                      569,430
  500,000    New York State Dormitory Authority Revenue
             New York University, (MBIA Insured),
               Series A, 6.00%, 7/01/06                            566,950
  300,000    New York State Dormitory Authority Revenue
               State University Educational Facility,
               5.00%, 5/15/10                                      314,481
  400,000    New York State Dormitory Authority Revenue
               State University Educational Facility,
               (AMBAC Insured), Series B, 5.25%,
               5/15/10                                             436,564
  500,000    New York State Environment Facilities Corp.,
               5.75%, 6/15/10                                      567,345
  500,000    New York State Environmental Facilities Corp.,
               Pollution Control Revenue State Water
               Revolving Fund, Series C, 5.05%, 12/15/10           532,720
  500,000    New York State Local Government
               Assistance Corp., Series E, 5.25%, 4/01/16          535,350
1,000,000    New York City Municipal Water Finance
               Authority, 5.00%, 6/15/2008                       1,059,500
  500,000    Oyster Bay New York, 5.00%, 2/01/09                   535,615
                                                                ----------
                                                                 5,913,162
                                                                ----------

             North Carolina - 2.94%
  650,000    North Carolina State, 5.10%, 6/01/07                  703,885
                                                                ----------

             Tennessee - 1.92%
   10,000    Shelby County, Tennessee Public
              Improvement, Series B, 5.25%, 11/01/06                10,881
  405,000    Shelby County, Tennessee Public
              Improvement, Series B, 5.50%, 8/01/07                449,344
                                                                ----------
                                                                   460,225
                                                                ----------

             Texas - 5.86%
  285,000    Texas Water Resources Finance Authority
               Revenue, 7.30%, 8/15/04                             292,715
  500,000    University of Texas, Series A,
               6.50%, 8/15/01                                      538,715
  500,000    Texas State, Series A, 6.00%, 10/01/06                568,825
                                                                ----------
                                                                 1,400,255
                                                                ----------

                   See Notes to Financial Statements on Page 12

INTERMEDIATE TAX FREE PORTFOLIO
Statement of Net Assets September 30, 1998
--------------------------------------------------------------------------------

 Principal
   Amount             Description                                 Value
   ------             -----------                                 -----
          Vermont - 2.74%
$615,000  Vermont State, Series B, 5.00%, 1/15/10              $   656,273
                                                               -----------

          Virginia - 1.84%
 400,000  Arlington County, Virginia, 5.50%, 8/01/05               440,696
                                                               -----------

          Wisconsin - 0.87%
 200,000  Wisconsin State Transportation,
            6.00%, 7/01/00                                         207,314
                                                               -----------

Total Long-Term Municipal Bonds (Cost $20,362,835)              21,611,865
                                                               -----------

          FLOATING RATE DEMAND NOTES - 8.36%
          Arizona - 1.25%
 300,000  Pinal County, Arizona Industrial Development
            Authority Pollution Control Revenue,
            4.10%, 12/01/09                                        300,000
                                                               -----------

          Mississippi - 2.51%
 500,000  Jackson County, Mississippi Pollution
            Control Revenue, Chevron U.S.A. Inc.,
            4.00%, 12/01/16                                        500,000
 100,000  Perry County Mississippi Pollution Control
            Revenue, 4.05%, 3/01/02                                100,000
                                                               -----------
                                                                   600,000
                                                               -----------

          Montana - 0.42%
 100,000  Forsyth, Montana Pollution Control
            Revenue, 4.20%, 1/01/18                                100,000
                                                               -----------

          New York - 1.25%
 100,000  New York, New York, GO, 4.00%, 8/01/21                   100,000
 100,000  New York, New York, GO, 4.10%, 8/15/21                   100,000
 100,000  New York, New York, GO, 4.25%, 10/01/21                  100,000
                                                               -----------
                                                                   300,000
                                                               -----------

          Pennsylvania - 0.42%
$100,000  Delaware County, Pennsylvania Industrial
            Development Authority Pollution Control
            Revenue, 4.05%, 8/01/16                            $   100,000
                                                               -----------

          Texas - 2.51%
 600,000  Angelina and Neches River Authority,
            Texas Industrial Corporation,
            Solid Waste Revenue, 4.10%, 5/01/14                    600,000
                                                               -----------

Total Floating Rate Demand Notes (Cost $2,000,000)               2,000,000
                                                               -----------

Total Investments (Cost $22,362,835)              98.75%       $23,611,865
Other Assets Less Liabilities                      1.25%           299,843
                                                 -------       -----------
Net Assets                                       100.00%       $23,911,708
                                                 =======       ===========

The following abbreviations are used in portfolio descriptions:
AMBAC -- American Municipal Bond Assurance Corporation
FGIC  -- Financial Guaranty Insurance Corporation
GO    -- General Obligation
MBIA  -- Municipal Bond Investors Assurance


Statement of Operations For the year ended September 30, 1998
--------------------------------------------------------------------------------

Investment Income
  Interest                                                           $1,036,773
                                                                     -----------
Expenses
  Advisory Fees                                                          87,127
  Administration and Services Fees                                       10,895
  Professional Fees                                                      31,504
  Trustees Fees                                                           2,558
                                                                     -----------
  Total Expenses                                                        132,084
  Less Expenses Absorbed by Bankers Trust                               (34,062)
                                                                     -----------
    Net Expenses                                                         98,022
                                                                     -----------
Net Investment Income                                                   938,751
                                                                     -----------
Realized and Unrealized Gain on Investments
  Net Realized Gain from Investment Transactions                        144,762
  Net Change in Unrealized Appreciation/Depreciation on Investments     630,294
                                                                     -----------
Net Realized and Unrealized Gain on Investments                         775,056
                                                                     -----------
Net Increase in Net Assets from Operations                           $1,713,807
                                                                     ===========

                   See Notes to Financial Statements on Page 12

INTERMEDIATE TAX FREE PORTFOLIO
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                           For the             For the
                                                                         year ended           year ended
                                                                     September 30, 1998   September 30, 1997
                                                                     ------------------   ------------------
Increase (Decrease) in Net Assets from:
Operations
  Net Investment Income                                                  $   938,751          $    992,177
  Net Realized Gain from Investment Transactions                             144,762               692,950
  Net Change in Unrealized Appreciation/Depreciation on Investments          630,294               (90,805)
                                                                         ------------         -------------
Net Increase in Net Assets from Operations                                 1,713,807             1,594,322
                                                                         ------------         -------------
Capital Transactions
  Proceeds from Capital Invested                                          11,556,348             7,698,778
  Value of Capital Withdrawn                                              (7,741,467)          (12,929,481)
                                                                         ------------         -------------
Net Increase (Decrease) in Net Assets from Capital Transactions            3,814,881            (5,230,703)
                                                                         ------------         -------------
Total Increase (Decrease) in Net Assets                                    5,528,688            (3,636,381)
Net Assets
Beginning of Year                                                         18,383,020            22,019,401
                                                                         ------------         -------------
End of Year                                                              $23,911,708          $ 18,383,020
                                                                         ============         =============


Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected ratios to average net assets and other supplemental data for the periods indicated for the Intermediate Tax Free Portfolio.

                                               For the year ended                        For the years ended
                                                 September 30,       For the period          December 31,
                                               ------------------  January 1, 1996 to    -------------------
                                                1998        1997   September 30, 1996*     1995       1994
                                               -------    -------  -------------------   -------     -------
Supplemental Data and Ratios:
  Net Assets, End of Period (000s omitted)     $23,912    $18,383       $22,019          $22,253     $25,326
  Ratios to Average Net Assets:
    Net Investment Income                        4.30%      4.62%         4.64%**          4.97%       4.58%
    Expenses                                     0.45%      0.45%         0.45%**          0.45%       0.45%
    Decrease Reflected in Above Expense
     Ratio Due to Absorption of Expenses by
     Bankers Trust                               0.16%      0.11%         0.14%**          0.08%        0.14%
  Portfolio Turnover Rate                          64%       171%          130%              95%         118%

---------
* The Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
** Annualized.

                   See Notes to Financial Statements on Page 12

INTERMEDIATE TAX FREE PORTFOLIO
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies
A. Organization
The Intermediate Tax Free Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on December 11, 1991 as an unincorporated trust under the laws of New York and commenced operations on July 20, 1992. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments are carried at fair market value as determined by an independent pricing service at the end of each business day. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. Securities for which quotations are not available are stated at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Investment Income
Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Repurchase Agreements
The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Adviser, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. Federal Income Taxes
The portfolio is considered to be a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

F. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .05% of the Portfolio's average daily net assets. Amounts owed under the Administration and Services Agreement amounted to $722, net of reimbursable expenses of $236 at September 30, 1998.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, Bankers Trust manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies in return for a fee computed daily and paid monthly at an annual rate of .40% of the Portfolio's average daily net assets. Accrued advisory fees amounted to $5,755, net of reimbursable expenses of $1,910 at September 30, 1998.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio to the extent necessary, to limit all expenses to .45% of the average daily net assets of the Portfolio.

The Portfolio is a participant with other affiliated entities in a revolving credit facility ("the revolver") and a discretionary demand line of credit facility collectively (the "credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively. A quarterly commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a quarterly basis and is apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended September 30, 1998.

Note 3--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year September 30, 1998 were $17,069,117 and $12,277,974, respectively.

For federal income tax purposes, the tax basis of investments held at September 30, 1998 was $22,362,835.

The aggregate gross unrealized appreciation for all investments was $1,249,030, and the aggregate gross unrealized depreciation for all investments was $0.

Note 4--Net Assets
On September 30, 1998, net assets consisted of:

  Paid in Capital                             $22,662,678
  Net Unrealized Appreciation on Investments    1,249,030
                                              -----------
                                              $23,911,708
                                              ===========

INTERMEDIATE TAX FREE PORTFOLIO
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Holders of Beneficial Interest of the Intermediate Tax Free Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Intermediate Tax Free Portfolio (hereafter referred to as the "Portfolio") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 6, 1998

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


                       This page intentionally left blank.

BT INVESTMENT FUNDS
INTERMEDIATE TAX FREE FUND

Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY  10006

Distributor
ICC DISTRIBUTORS, INC.
P.O. Box 7558
Portland, ME 04112-9892

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY  10006

Independent Accountants
PRICEWATERHOUSECOOPERS
250 West Pratt Street
Baltimore, MD 21201

Counsel
WILLKIE FARR & GALLAGHER
787 7th Avenue
New York, NY  10019


                               -----------------
         For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT Mutual Fund Service Center at
         (800) 730-1313. This report must be preceded or accompanied by a current prospectus for the Funds.
                               -----------------

                                                                STA467200 (9/98)
                                                                CUSIP #055922801